UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 20, 2010, the shareholders of The Sherwin-Williams Company approved The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (the “2006 Equity Plan”) at Sherwin-Williams’ 2010 Annual Meeting of Shareholders.
     The 2006 Equity Plan authorizes the grant of option rights, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards to attract and retain officers and other employees of Sherwin-Williams and its subsidiaries and to provide such persons incentives and rewards for performance. Subject to adjustment as provided in the 2006 Equity Plan, the number of shares of Sherwin-Williams common stock that may be issued or transferred under the 2006 Equity Plan was increased by 9,200,000 shares to 19,200,000 shares. A summary of the 2006 Equity Plan is set forth under the heading “Approval of the Amendment and Restatement of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Proposal 2)” in Sherwin-Williams’ definitive proxy statement for the 2010 Annual Meeting of Shareholders filed on March 9, 2010 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the 2006 Equity Plan is qualified in its entirety by reference to the full text of the 2006 Equity Plan, which is attached as Appendix B to the Proxy Statement and is filed with this Current Report on Form 8-K as Exhibit 10(a) and incorporated herein by reference.
     Forms of grant documents to be used in connection with awards of stock options and restricted stock under the 2006 Equity Plan, and awards of restricted stock under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, are attached hereto as Exhibits 10(b), (c) and (d), respectively, and incorporated herein by reference.
     On April 20, 2010, the Board of Directors elected Allen J. Mistysyn as Vice President — Corporate Controller of Sherwin-Williams, effective May 1, 2010. Mr. Mistysyn replaces John L. Ault who will retire from his position as Vice President — Corporate Controller on April 30, 2010, as previously reported in Sherwin-Williams’ Current Report on Form 8-K filed on March 16, 2010. Sherwin-Williams’ executive officers hold office until their successors are elected and qualified or until their earlier death, resignation or removal. Mr. Mistysyn, age 41, has been employed with Sherwin-Williams since June 1990. He has served as Vice President — Assistant Corporate Controller since August 2009. He served as Vice President — Controller, Paint and Coatings Division from November 2006 to August 2009 and Vice President — Controller, Consumer Division from February 2003 to November 2006.
     There is no family relationship between Mr. Mistysyn and any director or executive officer of Sherwin-Williams. There are no related party transactions involving Mr. Mistysyn that are reportable under Item 404(a) of Regulation S-K.

     Sherwin-Williams entered into an Indemnity Agreement (the “Indemnity Agreement”) with Mr. Mistysyn, a copy of which is attached hereto as Exhibit 10(e) and incorporated herein by reference. The Indemnity Agreement supplements the indemnification coverage afforded by Sherwin-Williams’ Regulations and Ohio law. Sherwin-Williams also entered into an Amended and Restated Severance Agreement with Mr. Mistysyn, a copy of which is attached hereto as Exhibit 10(f) and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     (a) Sherwin-Williams’ 2010 Annual Meeting of Shareholders was held on April 20, 2010.
     (b) The number of directors of Sherwin-Williams was fixed at eleven and the following persons were nominated to serve, and were elected, as directors of Sherwin-Williams to serve until the next Annual Meeting of Shareholders and until their successors are elected: A.F. Anton, J.C. Boland, C.M. Connor, D.F. Hodnik, T.G. Kadien, S.J. Kropf, G.E. McCullough, A.M. Mixon, III, C.E. Moll, R.K. Smucker and J.M. Stropki, Jr. The voting results for each nominee were as follows:

Name	For	Withheld	Broker Non-Votes
A.F. Anton	83,393,665	766,209	10,232,886
J.C. Boland	83,428,266	731,608	10,232,886
C.M. Connor	82,837,827	1,322,047	10,232,886
D.F. Hodnik	83,641,823	518,051	10,232,886
T.G. Kadien	83,640,313	519,561	10,232,886
S.J. Kropf	78,778,585	5,381,289	10,232,886
G.E. McCullough	83,714,740	445,134	10,232,886
A.M. Mixon, III	77,870,636	6,289,238	10,232,886
C.E. Moll	77,177,718	6,982,156	10,232,886
R.K. Smucker	78,097,574	6,062,300	10,232,886
J.M. Stropki, Jr.	78,737,353	5,422,521	10,232,886
     (c) Proposal 2 to approve the amendment and restatement of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan was adopted with 62,894,440 shares voting for, 20,599,262 shares voting against, 665,971 shares abstaining, and 10,233,087 broker non-votes.
     (d) Proposal 3 to ratify the appointment of Ernst & Young LLP as Sherwin-Williams’ independent registered public accounting firm was adopted with 93,372,195 shares voting for, 650,560 shares voting against, and 370,005 shares abstaining.
     (e) Proposal 4 to consider a shareholder proposal relating to majority voting was not adopted with 31,305,260 shares voting for, 51,517,571 shares voting against, 1,333,842 shares abstaining, and 10,236,087 broker non-votes.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

10(a)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (filed herewith).

10(b)	Forms of Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (filed herewith).

10(c)	Form of Restricted Stock Grant (Performance and Time-Based) under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (filed herewith).

10(d)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (filed herewith).

10(e)	Indemnity Agreement with Allen J. Mistysyn (filed herewith).

10(f)	Amended and Restated Severance Agreement with Allen J. Mistysyn (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
April 26, 2010	By:	/s/ L.E. Stellato
L.E. Stellato
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10(a)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (filed herewith).

10(b)	Forms of Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (filed herewith).

10(c)	Form of Restricted Stock Grant (Performance and Time-Based) under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010) (filed herewith).

10(d)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (filed herewith).

10(e)	Indemnity Agreement with Allen J. Mistysyn (filed herewith).

10(f)	Amended and Restated Severance Agreement with Allen J. Mistysyn (filed herewith).